                                                                    Exhibit 10.7

                    THE DERBY CYCLE CORPORATION AND OTHERS
                        as Borrowers and/or Guarantors


                              CHASE MANHATTAN plc
                                  as Arranger


                    THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   as Banks


                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Facility Agent


                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Security Agent


                 ---------------------------------------------

                           SIXTH AMENDMENT AGREEMENT
                                  relating to
                    a facility agreement dated 12 May 1998

                 ---------------------------------------------

                                    CONTENTS

1. Interpretation............................................................  1

2. Amendments................................................................  1

3. General...................................................................  1

SCHEDULE 1...................................................................  3

  The Borrowers..............................................................  3

SCHEDULE 2...................................................................  4

  The Guarantors.............................................................  4

SCHEDULE 3...................................................................  6

  The Banks..................................................................  6

SCHEDULE 4...................................................................  7

  Further Amendments to Facility Agreement...................................  7

SCHEDULE 5................................................................... 11

  Conditions Precedent....................................................... 11

                                                                    Exhibit 10.7

THIS AMENDMENT AGREEMENT is made on the 3 February 2000

BETWEEN:

(1) THE DERBY CYCLE CORPORATION on behalf of itself and each of THE COMPANIES NAMED IN SCHEDULE 1 (the "Borrowers");

(2) THE DERBY CYCLE CORPORATION on behalf of itself and each of THE COMPANIES NAMED IN SCHEDULE 2 (the "Guarantors");

(3)  CHASE MANHATTAN plc (the "Arranger");

(4)  CHASE MANHATTAN INTERNATIONAL LIMITED (the "Facility Agent");

(5)  CHASE MANHATTAN INTERNATIONAL LIMITED (the "Security Agent"); and

(6)  THE FINANCIAL INSTITUTIONS NAMED IN SCHEDULE 3 (the "Banks").

WHEREAS:

(A) By a facility agreement dated 12 May 1998 as amended and restated pursuant to an amendment and restatement agreement dated 3 February 1999 and as further amended pursuant to an amendment agreement dated 30 April 1999 and as further amended pursuant to an Amendment Agreement dated 31 August 1999 and as further amended by an Amendment Agreement dated 25 November 1999 and as further amended by an Amendment Agreement dated 17 December 1999 (collectively the "Facility Agreement") entered into between the parties hereto, the Banks have agreed to make certain credit facilities available to the Borrowers.

(B) The Parties hereto, with effect from the date hereof, have agreed to amend the Facility Agreement in the manner set out in Schedule 4.

NOW IT IS HEREBY AGREED as follows:

1.   Interpretation

     Unless the context otherwise requires, words and expressions defined in the Facility Agreement shall have the same meaning herein.

     "Effective Date" means the date on which the Facility Agent has confirmed in writing to the Company and the Banks that it has received all the conditions precedent set out in Schedule 5 in each case in form and substance satisfactory to the Facility Agent.

2.   Amendments

     Each of the parties agrees that, as from the Effective Date, the amendment referred to at Schedule 4 shall become effective (subject to the provisions of Clause 3.8 and 3.9).

3.   General

     3.1 The Facility Agreement and this Agreement shall be read and construed as a single document.

     3.2 References in the Facility Agreement to the Facility Agreement howsoever characterised shall with effect from the date hereof be references to the Facility Agreement as amended by this Agreement.

     3.3 On the date hereof, the Obligors represent and warrant that no Event of Default or Potential Event of Default has occurred which has not been remedied or otherwise waived by the Banks other than the Potential Events of Default which have been notified to the Banks by the Facility Agent pursuant to a letter of request dated 25 January 2000, and no Event of Default or Potential Event of Default would occur as a result of the Obligors entering into this Agreement.

     3.4 The Company shall reimburse the Agents and the Banks for reasonable costs and expenses (including reasonable legal fees) incurred by them and their professional advisers in connection with the negotiation, preparation and execution of this Agreement and any related documentation.

     3.5 This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when executed and delivered together shall constitute one and the same instrument.

     3.6 The Facility Agreement shall continue in full force and effect as amended by this Agreement and, for the avoidance of doubt, each of the Guarantors reaffirms the Guarantee contained in Clause 23 of the Facility Agreement and agrees that such Guarantee continues in full force and effect notwithstanding this Agreement.

     3.7 Nothing contained herein shall constitute a waiver of any Event of Default or Potential Event of Default and the Banks expressly reserve all or any rights and remedies they may have in relation to the same.

     3.8 The Company shall procure by no later than 30 days after the date of this Agreement that it delivers to the Facility Agent a copy of the resolutions of the members of each Obligor certified by an Authorised Signatory (or appropriately authorised person of such Obligor) ratifying, approving, and confirming the execution and delivery of this Agreement by the Company as Obligors' Agent and any other communication or documents delivered by or on behalf of each Obligor in connection herewith.

     3.9 The Company shall procure that by no later than 7 days after 15 February 2000 that it will deliver to the Facility Agent an opinion, in a form and substance satisfactory to the Facility Agent, addressed to the Facility Agent, the Security Agent and the Banks, from Kirkland & Ellis, United States of America legal advisors to the Company confirming that the amendments contemplated hereunder and the agreements and transactions contemplated in connection with the Sponsor Facility (including, but not limited to execution and delivery of the Sponsor Facility, and the issuance of the warrants referred to in the Term Sheet and the performance by the Company of its obligation thereunder) will not violate or result in a breach of the terms of the
          Note Indentures, the Senior Notes and the GSIC Note Documents.

     3.10 This Agreement shall be governed by and construed in accordance with English law.

     3.11 Clause 38 (Jurisdiction) of the Facility Agreement shall be deemed to apply as if it had been set out in full in this Agreement.

                                   SCHEDULE 1

                                 The Borrowers

Raleigh Industries Limited

Sturmey-Archer Limited

Derby Holding (Deutschland) GmbH

Koninklijke Gazelle BV

The Derby Cycle Corporation

Raleigh Industries of Canada Limited

Raleigh Europe B.V.

Raleigh B.V.

Englebert Wiener Bike Parts GmbH

Winora-Staiger GmbH

Derby Holding Limited

Raleigh Fahrrader GmbH

Derby Cycle Werke GmbH

Raleigh International Limited

Curragh Finance Company

Raleigh Ireland Limited

                                   SCHEDULE 2

                                 The Guarantors

Derby Holding Limited

Raleigh Industries Limited

Raleigh International Limited

Sturmey-Archer Limited

Raleigh Industries of Canada Limited

The Derby Cycle Corporation

Raleigh BV

Raleigh Europe BV

Koninklijke Gazelle BV

Derby Nederland BV

Derby Holding BV

Sturmey-Archer Europa BV

Lyon Investments BV

Derby Holding (Deutschland) GmbH

Raleigh Fahrrader GmbH

NW Sportgerate GmbH

Derby Cycle Werke GmbH

Englebert Wiener Bike Parts GmbH

Univega Worldwide Licence GmbH

Univega Beteiligungen GmbH

Univega Bikes & Sports Europe GmbH

Derby Fahrrader GmbH

Derby WS Vermogenswerwaltungs GmbH

Winora-Staiger GmbH

Curragh Finance Company

Raleigh Ireland Limited

InterDerby Group Finance N.V.

The British Cycle Corporation Limited

BSA Cycles Limited

Triumph Cycle Co. Limited

Raleigh (Services) Limited

Derby Sweden AB

                                   SCHEDULE 3

                                   The Banks

Name


The Chase Manhattan Bank

ABN Amro Bank N.V.

Bank of Scotland

BHF - Bank AG

Dresdner Bank AG, New York and Grand Cayman
Branches

Lloyds TSB Bank Plc

HSBC Bank Plc

Scotia Bank Europe plc

The Bank of Nova Scotia

The Sumitomo Bank, Limited

Banque Nationale de Paris

San Paolo IMI SPA

Kredietbank (Nederland) N.V.

Oldenburgische Landesbank AG

The Governor and Company of the Bank of Ireland

The Industrial Bank of Japan, Limited

                                  SCHEDULE 4

                   Further Amendments to Facility Agreement

1. Clause 1.1 (Definitions) shall be amended by the insertion of the following amendment:-

"Sponsor Facility" shall mean the unsecured facility of $7,000,000 contemplated by the Term Sheet and to be granted by Thayer and Perseus to the Company pursuant to the Sponsor Facility Documents (each to be in a form and substance satisfactory to the Facility Agent) to be entered into by those parties and under which such facility has been or will be made available by Thayer and Perseus to the Company by no later than 15 February 2000;

"Sponsor Facility Documents" means each of the documents to be entered into by, inter alios, Thayer, Perseus and the Company in respect of the Sponsor Facility, including for the avoidance of doubt, but not limited to any facility letter and any warrant agreement;

"Sponsor Facility Letter" means the letter dated on or about the date of this Agreement in an agreed form and made between Thayer, Perseus and the Facility Agent and Security Agent; and

"Term Sheet" means the term sheet in the agreed form pursuant to which Thayer and Perseus have agreed to make available to the Company by no later than 15 February 2000 the Sponsor Facility.

2. The definitions of "Net Proceeds" in Clause 1.1 shall be deleted and replaced with the following definition:

""Net Proceeds" means in respect of the sale of the property described in Clause 19.5(b)(xiv) (Pounds)8,400,000".

3. The definition of "Permitted Financial Indebtedness" in Clause 1.1 shall be amended by deleting part (a) of that definition and replacing it with the following:-

"(a) in respect of the Company, any indebtedness:-

           (i)   incurred under the Finance Documents;

           (ii)  as permitted under Clause 19.5(c) of this Agreement;

           (iii) as contemplated in the definition of Permitted Amount; or

           (iv) any indebtedness incurred under the Sponsor Facility provided that such indebtedness is repaid by 1 August 2000 or converted into equity in accordance with the Term Sheet."

4. Clause 11.1 (Reduction of Facility) shall be deleted and replaced with the following:

     "11.1 Reduction of the Facility

           On each date specified in Column 1 below (each such date being a "Reduction Date") the Total Commitments shall be reduced such that they are equal to the amount set opposite such Reduction Date in Column 2 below less the aggregate amount of the Commitments that have been previously cancelled under this Agreement prior to that Reduction Date otherwise than solely as a result of the operation of this Clause 11.1 or Clause 7, whereupon the Revolving Commitment of each Bank (including, for the avoidance of doubt, the Revolving Commitment of each Ancillary Bank and without double counting a Bank's Ancillary Commitment) shall be reduced by a proportionate amount and pro rata to their respective Revolving Commitments at such time and the Standby L/C Commitments of the Banks shall be reduced by a proportionate amount pro rata and the Company shall procure that the aggregate Deutschmark Amount of all outstanding Advances, Standby L/Cs, Ancillary Facilities and amounts owing under Clause 11.3 (if any) shall on such date (and at all times thereafter) not exceed the Total Commitments on such date.

     Column 1                                          Column 2

     Reduction Date                                    Total Commitments

     on or before 30 June 2000                         DM214,000,000 minus the
                                                       Deutschmark Equivalent of
                                                       (Pounds)8,400,000
                                                       computed as at the date
                                                       falling 4 Business Days
                                                       before the Reduction Date

     Fifth Anniversary of the date of this Agreement   DM194,000,000

     Sixth Anniversary of the date of this Agreement   DM169,000,000

     Final Repayment Date                              Zero"

5.
     (i)  A new Clause 11.8 shall be inserted as follows:

     "11.8 Mandatory Prepayment of Net Proceeds.

          (a) On or before 30 June 2000 the Company shall prepay in cash an amount equal to the Net Proceeds and all other amounts payable to the Facility Agent and each Bank hereunder (including any amounts payable under Clause 25.1(b))

          (b) No amount prepaid under this Clause may be reborrowed. Any amount so prepaid shall be applied in reducing pro rata the Revolving Commitment of each Bank (including for the avoidance of doubt, the Revolving Commitment of each Ancillary Bank disregarding for this purpose its Ancillary Commitment and the Standby L/C Commitments of the Banks."

     (ii) Clauses 11.8 - Clause 11.13 inclusive shall be correspondingly renumbered Clauses 11.9 to 11.14 inclusive and any references to such clauses in the Facility Agreement shall be deemed to be references to the clause numbers so renumbered.

6. Clause 19.5(b) (xii) (Negative Undertakings - disposals) commencing "disposal of assets which were acquired after the date of this Agreement..." shall be renumbered Clause 19.5(b) (xiii) and Clause 19.5(b)
     (xiii) shall be renumbered Clause 19.5 (xiv) and any reference to such clauses shall be deemed to be a reference to such clauses as renumbered.

7.   Clause 19.5(b) (xiv) (Negative Undertakings) shall be amended as follows:-

"(xiv)     (a)  the whole of the land and buildings comprised in title number
                NT337369 owned by Sturmey-Archer Limited;

       (b) the whole of the land and buildings comprised in title number P173612 owned by Derby Holding Limited;

       (c) the part of the land and building comprised in title number NT329065 owned by Raleigh Industries Limited shown hatched on the plan annexed (but not any other land in that title); and

       (d) that part of the land and buildings comprised in title number NT127908 owned by Derby Holding Limited shown hatched on the plan annexed (but not any other land in that title).

Together (the "Nottingham Property") and subject to the provisions of Clause
       11.1, the proceeds of the Nottingham Property may, to the extent it does not have sufficient alternative permitted funding (other than existing Ancillary Facilities and for the avoidance of doubt, provided that the Company may utilise the Revolving Facility to establish or maintain Ancillary Facilities), be utilised by the Group for working capital purposes only.

8. Clause 19.5(w) (Share Capital) shall be amended by deleting Clause 19.5(w)(iii) and replacing it with the following:-

"save as contemplated by the Recapitalisation Documents (as at the date of this Agreement) and the Term Sheet issue any new share capital or grant any option to any Person to subscribe for any shares in its capital other than another Group Member (provided that if the Security Agent already has security over the shares of the issuer of any such new shares then the Company will procure that the Group Member to whom such new shares are issued promptly provides security over such shares to the Security Agent to the reasonable satisfaction of the Security Agent)."

9. Clause 19.5 (Negative Undertakings) shall be amended by inserting a new sub-clause 19.5(ac) as follows:-

"19.5(ac) Sponsor Facility

The Company shall not and shall procure that no Group Company shall repay, redeem, cancel or repurchase all or any part of the Sponsor Facility or make any other payment or distribution whether in cash or kind or in any manner whatsoever in respect of the Sponsor Facility save that such prohibition shall not apply provided each of the following conditions are, in the opinion of the Facility Agent, satisfied :-

(i) the Total Commitments are reduced by the Deutschmark Equivalent of (Pounds)8,400,000 on or before 30 June 2000 in accordance with the provisions of Clause 11.1; and

(ii) that no Default pursuant to Clause 21.1(a) has occurred which is continuing, or unwaived in writing by the Facility Agent; and

(iii) the Revolving Facility Available Amount is greater than the amount of the Sponsor Facility immediately prior to the repayment of the Sponsor Facility."

                                  SCHEDULE 5

                             Conditions Precedent

1. The Term Sheet in respect of the Sponsor Facility duly signed by each of the parties to the Sponsor Facility.

2.   The Sponsor Facility Letter duly signed by each party.

3. Deed of Release in respect of the first fixed security over the Land Sale Account duly executed, but held in escrow.

THE DERBY CYCLE CORPORATION                      )
for itself and on behalf of each of the          )
Borrowers and Guarantors as Obligors' Agent      )

By:

CHASE MANHATTAN INTERNATIONAL                    )
LIMITED for itself and as the Facility           )
Agent and Security Agent and for and on behalf   )
of the Arranger and each of the Banks (other     )
than Lloyds TSB Bank Plc, Scotia Bank Europe     )
plc and The Bank of Nova Scotia)                 )

By:

LLOYDS TSB BANK PLC

By:

SCOTIA BANK EUROPE PLC

By:

THE BANK OF NOVA SCOTIA

By: